Security Life of Denver Insurance Company
Legal Department
1475 Dunwoody Drive
West Chester, PA 19380

Ian D. Macleod
Counsel
Direct: 763.342.9164
September 8, 2025 Mobile: 612.229.9859
Email: ian.macleod@resolutionlife.us

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re: Farmers Annuity Separate Account A

Commissioners:

Security Life of Denver Insurance Company (“SLD”), on behalf of Farmers Annuity Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 (“Act”), is filing the accompanying notice regarding internet and general availability of the semi-annual reports for the period ending June 30, 2025 (“Notice”), for each of the following underlying funds in which Registrant invests:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)
BNY Mellon Variable Investment Fund (File No. 811-05125)
Calvert Variable Series, Inc. (File No. 811-03591)
Deutsche DWS Variable Series I (File No. 811-04257)
Deutsche DWS Variable Series II (File No. 811-05002)
Fidelity Variable Insurance Products Fund (File No. 811-03329)
Fidelity Variable Insurance Products Fund II (File No. 811-05511)
Fidelity Variable Insurance Products Fund III (File No. 811-07205)
Fidelity Variable Insurance Products Fund V (File No. 811-05361)
Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)
Goldman Sachs Variable Insurance Trust (File No. 811-08361)
Janus Aspen Series (File No. 811-07736)
PIMCO Variable Insurance Trust (File No. 811-08399)
Principal Variable Contracts Fund, Inc. (File No. 811-01944)

SLD, on behalf of Registrant, provided Notice to appropriate owners of the variable annuity contract(s) who had allocated contract value to the funds listed above. This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/ Ian Macleod
Ian Macleod
Counsel, Security Life of Denver Insurance Company